UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2011

VOC Energy Trust

(Exact name of registrant as specified in its charter)

Delaware	001-35160	80-6183103
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

919 Congress Avenue

Suite 500

Austin, Texas 78701
(Address of principal executive offices and zip code)

(512) 236-6599
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

General.  On May 4, 2011, VOC Brazos Energy Partners, L.P. (“VOC Brazos”) entered into an underwriting agreement (the “Underwriting Agreement”) with VOC Energy Trust (the “Trust”), and the underwriters named therein (the “Underwriters”), providing for the offer and sale in a firm commitment underwritten offering by VOC Brazos of 11,085,000 units of beneficial interests in the Trust (“Trust Units”).  The underwriters in the offering have exercised the over-allotment option granted to them by VOC Brazos Energy Partners, L.P. to purchase an additional 1,662,750 trust units.  The over-allotment closing is scheduled to take place on May 12, 2011.

The transactions contemplated by the Underwriting Agreement were consummated on May 10, 2011.  The proceeds (net of underwriting discounts of approximately $15.1 million) received by VOC Brazos (before expenses) from the sale of 11,085,000 Trust Units were approximately $217.7 million.  The Trust received no proceeds from the sale of the Trust Units.

A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Form 8-K and is incorporated herein by reference.

Conveyance of Term Net Profits Interest and Assignment of Pre-Effective Time Payment.  On May 10, 2011, VOC Brazos, VOC Kansas Energy Partners, LLC, a Kansas limited liability company (“VOC Kansas”), and The Bank of New York Mellon Trust Company, N.A., not in its individual capacity but solely as trustee of the Trust (the “Trustee”), entered into a Conveyance of Term Net Profits Interest and Assignment of Pre-Effective Time Payment (the “Conveyance”) whereby, for good and valuable consideration including the issuance by the Trust to VOC Brazos of 17,000,000 Trust Units, VOC Brazos and VOC Kansas transferred to the Trust a term net profits interest that represents the right to receive 80% of the net profits from all of VOC Brazos’ and VOC Kansas’ interests in oil and natural gas properties as of May 10, 2011, such properties being located in the States of Kansas and Texas.  Under the Conveyance, VOC Brazos and VOC Kansas will also pay the Trust an additional amount representing 80% of the net profits from all of VOC Brazos’ and VOC Kansas’ interests in such oil and natural gas properties for the production period from January 1, 2011 to May 10, 2011, such payment being referred to as the “Pre-Effective Time Payment”.  The term net profits interest will terminate on the later to occur of (i) December 31, 2030, or (2) the time from and after January 1, 2011 when 10.6 MMBoe have been produced from the underlying properties and sold.  The Trust Units were issued and sold by the Trust to VOC Brazos in a private transaction exempt from registration under Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”).

A copy of the Conveyance is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

Administrative Services Agreement.  On May 10, 2011, VOC Brazos and the Trustee, not in its individual capacity but solely as trustee of the Trust, entered into an Administrative Services Agreement (the “Administrative Services Agreement”) whereby, in connection with the conveyance of the net profits interest to the Trust, VOC Brazos agreed to provide the Trust with accounting, bookkeeping and informational services relating to the term net profits interest in exchange for an administrative services fee to be paid to VOC Brazos on a quarterly basis.

A copy of the Administrative Services Agreement is filed as Exhibit 10.2 to this Form 8-K and is incorporated herein by reference.

Registration Rights Agreement.  On May 10, 2011, VOC Partners, LLC (“VOC Partners”) and the Trust entered into a Registration Rights Agreement (the “Registration Rights Agreement”) whereby VOC Partners, its affiliates and certain permitted transferees holding registrable securities would be entitled, 180 days after the effectiveness of the Registration Rights Agreement and upon receipt by the Trustee of written notice from holders of a majority of the registrable securities, to demand that the Trust effect the registration of the registrable securities under the Securities Act.  The holders of the registrable securities would be entitled to demand a maximum of three such registrations.

A copy of the Registration Rights Agreement is filed as Exhibit 4.1 to this Form 8-K and is incorporated herein by reference.

Item 3.02.  Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 above regarding the private placement by the Trust of 17,000,000 Trust Units to VOC Brazos is incorporated into this Item 3.02 by reference.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 10, 2011, VOC Brazos, Wilmington Trust Company, as Delaware trustee of the Trust, and the Trustee entered into an Amended and Restated Trust Agreement (the “Amended and Restated Trust Agreement”) in connection with the closing of the transactions contemplated by the Underwriting Agreement.  A description of the Amended and Restated Trust Agreement is contained in the section entitled “Description of the Trust Agreement” of the Trust’s final prospectus dated May 5, 2011 (File No. 333-171474) and filed on May 5, 2011 with the Securities and Exchange Commission pursuant to Rule 424(b)(1) under the Securities Act and is incorporated herein by reference.

A copy of the Amended and Restated Trust Agreement as adopted is filed as Exhibit 3.1 to this Form 8-K and is incorporated herein by reference.

Item 7.01.  Regulation FD Disclosure.

On May 10, 2011, the Trust announced the completion of the initial public offering of 11,085,000 Trust Units.  A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any filing under the Securities Act unless specifically identified therein as being incorporated therein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of May 4, 2011, by and among VOC Brazos Energy Partners, L.P., VOC Energy Trust and the underwriters named therein.

3.1

Amended and Restated Trust Agreement of VOC Energy Trust, dated May 10, 2011, among VOC Brazos Energy Partners, L.P., The Bank of New York Mellon Trust Company, N.A., as Trustee of VOC Energy Trust, and Wilmington Trust Company, as Delaware Trustee of VOC Energy Trust.

4.1	Registration Rights Agreement, dated as of May 10, 2011, by and between VOC Partners, LLC and VOC Energy Trust.

10.1

Conveyance of Term Net Profits Interest and Assignment of Pre-Effective Time Payment, dated May 10, 2011, from VOC Brazos Energy Partners, L.P. and VOC Kansas Energy Partners, LLC, to The Bank of New York Mellon Trust Company, N.A., in its capacity as Trustee of VOC Energy Trust.

10.2	Administrative Services Agreement, dated May 10, 2011, by and between VOC Brazos Energy Partners, L.P. and The Bank of New York Mellon Trust Company, N.A. as Trustee of VOC Energy Trust.

99.1	Press Release issued May 10, 2011 (furnished herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

VOC Energy Trust

By: The Bank of New York Mellon Trust Company, N.A., as Trustee

Date: May 10, 2011	By:	/s/ Michael J. Ulrich
	Name:	Michael J. Ulrich
	Title:	Vice President

Exhibit Index

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of May 4, 2011, by and among VOC Brazos Energy Partners, L.P., VOC Energy Trust and the underwriters named therein.

3.1

Amended and Restated Trust Agreement of VOC Energy Trust, dated May 10, 2011, among VOC Brazos Energy Partners, L.P., The Bank of New York Mellon Trust Company, N.A., as Trustee of VOC Energy Trust, and Wilmington Trust Company, as Delaware Trustee of VOC Energy Trust.

4.1	Registration Rights Agreement, dated as of May 10, 2011, by and between VOC Partners, LLC and VOC Energy Trust.

10.1

Conveyance of Term Net Profits Interest and Assignment of Pre-Effective Time Payment, dated May 10, 2011, from VOC Brazos Energy Partners, L.P. and VOC Kansas Energy Partners, LLC, to The Bank of New York Mellon Trust Company, N.A., in its capacity as Trustee of VOC Energy Trust.

10.2	Administrative Services Agreement, dated May 10, 2011, by and between VOC Brazos Energy Partners, L.P. and The Bank of New York Mellon Trust Company, N.A. as Trustee of VOC Energy Trust.

99.1	Press Release issued May 10, 2011 (furnished herewith).